UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 70.1%
CONSUMER DISCRETIONARY - 10.6%
Automobiles - 2.0%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000		$1,435,476
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000		1,203,253
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		803,881

Total Automobiles					3,442,610

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000		5,663
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000		63,600

Total Diversified Consumer Services					69,263

Hotels, Restaurants & Leisure - 1.6%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	120,000		118,800	(a)
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	160,000		150,600
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		594,225	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	926,580		972,918	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000		754,200	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	170,000		192,100	(a)

Total Hotels, Restaurants & Leisure					2,782,843

Household Durables - 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		411,450

Media - 6.6%
Comcast Corp., Notes	5.900%	3/15/16	400,000		447,070
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,234,219
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,070,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		438,900
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	250,000		268,750
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000		1,582,500	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	310,000		310,000	(a)(b)
News America Inc., Notes	8.875%	4/26/23	400,000		521,045
Time Warner Cable Inc., Debentures	7.300%	7/1/38	2,000,000		1,990,170
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,233,933
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,425,255	(a)

Total Media					11,521,842

Specialty Retail - 0.2%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000		277,425	(a)

TOTAL CONSUMER DISCRETIONARY					18,505,433

CONSUMER STAPLES - 3.1%
Food & Staples Retailing - 1.5%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	490,020		531,672	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	486,782		533,368
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	482,009		531,198
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	459,122		534,049
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	443,779		535,378	(a)

Total Food & Staples Retailing					2,665,665

Food Products - 1.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921		831,408
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	640,000		680,000	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	340,000		335,342	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	500,000		523,750	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	220,000		224,400	(a)

Total Food Products					2,594,900

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Products - 0.1%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	120,000	$124,200	(a)

TOTAL CONSUMER STAPLES				5,384,765

ENERGY - 8.3%
Energy Equipment & Services - 1.3%
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	30,000	29,025
CGG, Senior Notes	6.500%	6/1/21	750,000	765,000
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	410,000	410,000
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	410,000	434,600	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	650,000	650,000	(a)

Total Energy Equipment & Services				2,288,625

Oil, Gas & Consumable Fuels - 7.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	710,578
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000	581,250
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	170,000	173,400	(a)
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	600,472
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	170,000	192,525
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	440,000	456,500
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	167,755
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	471,900
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	403,499
Ecopetrol SA, Senior Notes	5.875%	9/18/23	55,000	57,200
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	193,238
Energy XXI Gulf Coast Inc., Senior Notes	7.500%	12/15/21	100,000	98,750	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	400,000	381,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	670,000	708,525
Hess Corp., Notes	7.875%	10/1/29	350,000	438,886
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	740,000	765,900	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	370,000	373,700	(a)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	964,402
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	138,123
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	660,000	708,129
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	1,000,000	1,072,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	787,500
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	250,528	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	710,000	692,250	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	230,000	237,475	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	456,726
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	47,526

Total Oil, Gas & Consumable Fuels				12,130,237

TOTAL ENERGY				14,418,862

FINANCIALS - 16.3%
Capital Markets - 2.1%
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	2,000,000	1,806,316	(c)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	863,324
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,043,636

Total Capital Markets				3,713,276

Commercial Banks - 6.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	790,084	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,500,000	1,486,875
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	450,000	446,625	(a)(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,610,000	1,760,938	(a)(c)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	304,482	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,000,000	983,105
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	760,000	770,151	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Commercial Banks - continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	230,000	$238,486
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,482,971
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	140,000	148,074
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	304,248	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/18/13	2,530,000	2,289,650	(c)(d)

Total Commercial Banks				11,005,689

Consumer Finance - 0.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	402,500

Diversified Financial Services - 6.1%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,181,434
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	451,199
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,076,383
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	489,410
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	533,750	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,583,550
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	738,750
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	447,000	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,910,000	1,790,625	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,353,421
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	350,000	364,875
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	527,500	(a)(c)

Total Diversified Financial Services				10,537,897

Insurance - 1.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	100,000	96,000	(c)(d)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000	216,000	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	735,000
XL Capital Ltd., Senior Notes	5.250%	9/15/14	1,000,000	1,041,981

Total Insurance				2,088,981

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	690,000	689,489	(a)

TOTAL FINANCIALS				28,437,832

HEALTH CARE - 2.5%
Health Care Equipment & Supplies - 0.5%
Biomet Inc., Senior Notes	6.500%	8/1/20	70,000	72,275
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	340,000	340,000	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	610,000	545,950

Total Health Care Equipment & Supplies				958,225

Health Care Providers & Services - 2.0%
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	520,000	525,200	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	200,000	203,250
HCA Inc., Debentures	7.500%	11/15/95	185,000	166,037
HCA Inc., Notes	6.375%	1/15/15	430,000	453,650
HCA Inc., Notes	7.690%	6/15/25	90,000	92,138
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	238,625
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	190,000	74,100	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	530,000	560,475
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	480,000	501,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - continued
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	420,000	$429,450	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	226,825

Total Health Care Providers & Services				3,470,750

TOTAL HEALTH CARE				4,428,975

INDUSTRIALS - 11.4%
Aerospace & Defense - 0.6%
Boeing Co., Notes	6.125%	2/15/33	600,000	716,265
GenCorp Inc., Secured Notes	7.125%	3/15/21	250,000	261,875	(a)

Total Aerospace & Defense				978,140

Airlines - 8.0%
Air 2 US, Notes	8.027%	10/1/19	1,783,192	1,818,855	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	360,000	360,900	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/22	1,717,039	1,862,987
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	231,000	231,000	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	134,835	146,296
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	368,085	414,096
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	665,490	698,764
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	896,947	943,498
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	919,448	999,900
United Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	496,174	563,158
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	669,050	715,884
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	1,000,000	1,030,000
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,082,883	2,176,613
US Airways, Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,821,038	1,998,589

Total Airlines				13,960,540

Commercial Services & Supplies - 0.7%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	490,000	512,050
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	590,000	644,575	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	72,000	78,660	(a)

Total Commercial Services & Supplies				1,235,285

Construction & Engineering - 0.1%
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	200,000	202,000	(a)

Electrical Equipment - 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	357,000	(a)

Machinery - 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	710,000	743,725	(a)

Marine - 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,682,000	1,673,590

Trading Companies & Distributors - 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	628,350

TOTAL INDUSTRIALS				19,778,630

INFORMATION TECHNOLOGY - 0.9%
Computers & Peripherals - 0.3%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	500,000	491,054

IT Services - 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	537,932
First Data Corp., Senior Secured Notes	6.750%	11/1/20	150,000	155,250	(a)

Total IT Services				693,182

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	28,000	$28,700

Software - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	351,050	(a)

TOTAL INFORMATION TECHNOLOGY				1,563,986

MATERIALS - 4.7%
Chemicals - 0.1%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	215,050	(a)

Construction Materials - 0.4%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	560,000	603,400	(a)

Containers & Packaging - 1.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	437,825	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,210,000	1,161,600	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	160,000	167,200	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	45,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	630,000	683,550

Total Containers & Packaging				2,495,675

Metals & Mining - 1.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	220,000	226,050
ArcelorMittal, Senior Notes	6.000%	3/1/21	460,000	471,500
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	100,000	88,060
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	960,000	964,105
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	490,000	488,775
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	260,000	276,900	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	200,000	208,000	(a)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	580,000	585,800	(a)

Total Metals & Mining				3,309,190

Paper & Forest Products - 0.9%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	235,000	264,962
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	540,000	576,180	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	682,062

Total Paper & Forest Products				1,523,204

TOTAL MATERIALS				8,146,519

TELECOMMUNICATION SERVICES - 10.0%
Diversified Telecommunication Services - 9.3%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	164,994
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	22,750
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	750,000	701,250	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	290,000	316,825
Orange, Notes	8.750%	3/1/31	600,000	798,569
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	158,937
Qwest Corp., Senior Notes	6.750%	12/1/21	2,000,000	2,147,842
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	1,500,000	1,649,230
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,047,668
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	770,000	766,150	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,330,000	4,640,833
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,500,000	1,593,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - continued
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	490,000	$507,150	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	800,000	732,000

Total Diversified Telecommunication Services				16,247,948

Wireless Telecommunication Services - 0.7%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	669,375
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	586,250	(a)

Total Wireless Telecommunication Services				1,255,625

TOTAL TELECOMMUNICATION SERVICES				17,503,573

UTILITIES - 2.3%
Electric Utilities - 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	202,965	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,030,374

Total Electric Utilities				1,233,339

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	25,819

Independent Power Producers & Energy Traders - 1.6%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	114,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	630,000	663,075	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	250,000	281,250	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,145,000	1,206,544
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	436,000	468,700	(a)

Total Independent Power Producers & Energy Traders				2,733,569

TOTAL UTILITIES				3,992,727

TOTAL CORPORATE BONDS & NOTES (Cost - $117,550,042)				122,161,302

ASSET-BACKED SECURITIES - 25.6%
AAA Trust, 2005-1A 1A3B	0.589%	2/27/35	473,631	358,924	(a)(c)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,009,017	789,519
ACE Securities Corp., 2005-WF1 M1	0.599%	5/25/35	470,000	430,173	(c)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.979%	2/25/34	499,890	452,603	(c)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.109%	10/25/34	270,184	268,803	(c)
Amortizing Residential Collateral Trust, 2004-1 A5	1.179%	10/25/34	200,525	196,716	(c)
Argent Securities Inc., 2003-W3 M1	1.304%	9/25/33	107,666	103,125	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,278,918	2,232,770	(f)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	258,854	277,769	(c)
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	7.150%	3/15/28	1,227,571	1,456,511	(c)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	80,536	87,277	(c)
Bayview Financial Asset Trust, 2004-SSRA A1	0.779%	12/25/39	243,715	225,850	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.979%	3/25/37	1,112,911	820,772	(a)(c)(f)
Bayview Financial Asset Trust, 2007-SR1A M3	1.329%	3/25/37	422,139	265,947	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4	1.679%	3/25/37	115,129	65,623	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	615,006	397,045
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	343,665
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.379%	11/25/45	118,081	112,411	(a)(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	244,426	251,656
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.939%	8/25/34	138,840	137,463	(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.299%	6/25/36	473,432	$445,496	(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.079%	10/25/47	1,006,459	844,358	(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.179%	8/25/47	46,491	35,092	(a)(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB4 M1	0.599%	7/25/35	2,000,000	1,670,092	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.799%	1/25/35	534,822	520,245	(a)(c)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.649%	5/25/44	11,667	11,532	(a)(c)
Education Funding Capital Trust, 2004-1 B1	0.000%	6/15/43	1,200,000	1,092,000	(c)(f)
EMC Mortgage Loan Trust, 2003-B A1	0.729%	11/25/41	44,323	42,923	(a)(c)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	962,784	877,285	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.929%	2/25/31	226,347	213,529	(a)(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	21,029	3,235
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	35,924	24,332
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	22,696	17,792
Greenpoint Manufactured Housing, 1999-2 A2	2.949%	3/18/29	425,000	365,361	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.584%	6/19/29	125,000	104,464	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.684%	2/20/30	125,000	103,921	(c)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	493,409	511,501	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	400,000	356,304	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.685%	3/13/32	625,000	545,442	(c)
GSAA Home Equity Trust, 2004-8 A3A	0.919%	9/25/34	176,135	173,410	(c)
GSAA Home Equity Trust, 2006-19 A3A	0.419%	12/25/36	665,615	392,444	(c)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,581,809	1,550,776
GSRPM Mortgage Loan Trust, 2006-1 A1	0.479%	3/25/35	111,644	107,309	(a)(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.479%	9/25/36	198,337	183,232	(a)(c)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	150,134	148,831
Keycorp Student Loan Trust, 2003-A 1A2	0.526%	10/25/32	906,617	894,254	(c)
Lehman XS Trust, 2007-1 WF1	5.356%	1/25/37	737,960	430,808	(c)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.079%	10/25/34	1,620,000	1,490,157	(c)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.179%	3/25/33	19,765	18,358	(c)
Morgan Stanley Capital Inc., 2003-NC9 M	1.304%	9/25/33	1,412,115	1,273,881	(c)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.079%	8/25/34	1,539,471	1,413,995	(c)
New Century Home Equity Loan Trust, 2004-2 A2	0.919%	8/25/34	475,320	435,382	(c)
New Century Home Equity Loan Trust, 2004-3 M1	1.109%	11/25/34	1,480,740	1,332,994	(c)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	204,729	209,081	(c)
Option One Mortgage Loan Trust, 2003-2 A2	0.784%	4/25/33	334,474	307,127	(c)
Origen Manufactured Housing, 2006-A A2	2.493%	10/15/37	2,475,321	2,057,261	(c)
Origen Manufactured Housing, 2007-A A2	2.307%	4/15/37	2,862,982	2,369,328	(c)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	738,191	258,367	(g)
Park Place Securities Inc., 2004-WCW1 M2	0.859%	9/25/34	1,533,074	1,510,107	(c)
Park Place Securities Inc., 2004-WHQ2 M2	1.124%	2/25/35	620,222	610,342	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	561,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	2,970,000	(c)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.219%	6/25/34	400,842	368,656	(c)
RAAC Series, 2007-RP1 M1	0.729%	5/25/46	210,000	99,402	(a)(c)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	401,796	414,678
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	592,340
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.559%	11/25/35	594,047	516,742	(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.659%	3/25/34	356,529	$324,929	(c)
Residential Asset Securities Corp., 2001-KS3 AII	0.639%	9/25/31	240,318	225,233	(c)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	275,532	282,668	(c)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	293,461	291,387	(c)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	697,056	738,879	(a)(f)
SLM Student Loan Trust, 2001-4 B	0.766%	1/25/21	1,000,000	995,385	(c)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	536,423	529,165
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	77,628	76,087	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.903%	3/25/35	428,961	416,750	(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.409%	7/25/36	982,426	968,567	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $39,438,409)				44,598,838

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1%
American Home Mortgage Investment Trust, 2007-A 4A	0.629%	7/25/46	718,162	160,109	(a)(c)
Banc of America Funding Corp., 2004-B 6A1	2.442%	12/20/34	376,666	241,979	(c)
BCAP LLC Trust, 2009-RR12 2A2	0.544%	3/26/35	1,844,014	831,385	(a)(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.409%	4/25/34	95,090	92,686	(c)
Bear Stearns Alt-A Trust, 2004-03 A1	0.819%	4/25/34	360,360	352,303	(c)
Bear Stearns Alt-A Trust, 2004-08 1A	0.879%	9/25/34	183,155	175,451	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.763%	1/25/36	868,940	605,126	(c)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	641,990	208,566	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.549%	2/25/35	1,600,840	1,072,825	(c)
BlackRock Capital Finance LP, 1997-R2 B5	4.778%	12/25/35	34,034	1,480	(a)(c)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.429%	8/25/35	1,094,248	930,677	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.409%	10/25/35	1,618,787	1,345,157	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.379%	10/25/36	1,401,540	1,118,520	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.599%	11/25/34	308,641	267,177	(a)(c)
Countrywide Home Loans, 2005-7 1A1	0.719%	3/25/35	1,159,203	1,069,750	(c)
Countrywide Home Loans, 2006-HYB4 3B	2.698%	6/20/36	953,469	709,300	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.539%	3/25/35	514,931	448,561	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.565%	3/26/35	357,031	353,589	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.391%	4/25/20	10,914,637	646,736	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.824%	6/25/20	966,188	80,647	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.663%	8/25/20	5,700,722	431,368	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.449%	11/25/46	394,417	797,512	(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,256,349	1,321,671	(a)(c)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.581%	11/19/34	114,507	82,022	(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.630%	1/19/35	320,187	318,900	(c)
Harborview Mortgage Loan Trust, 2005-9 B10	1.930%	6/20/35	640,348	15,806	(c)
Impac CMB Trust, 2004-9 1A1	0.939%	1/25/35	42,139	36,662	(c)
Impac CMB Trust, 2005-2 2A2	0.979%	4/25/35	170,856	161,268	(c)
Impac CMB Trust, 2A-10	0.819%	3/25/35	330,287	270,341	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	133,846	132,706

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Jefferies & Co., 2009-B 9A	0.514%	11/21/35	69,770	$334,626	(a)(c)(f)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,058,587	616,723	(c)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.785%	9/25/35	630,000	532,628	(c)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.281%	4/25/37	230,286	206,056	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.845%	6/15/36	361,267	1,215	(a)(c)(h)
Luminent Mortgage Trust, 2006-6 A1	0.379%	10/25/46	789,612	646,183	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.620%	11/21/34	1,730,991	1,785,794	(c)
MASTR ARM Trust, 2004-7 6M1	0.829%	8/25/34	576,990	536,297	(c)
Merit Securities Corp., 11PA 3A1	0.799%	4/28/27	128,473	108,087	(a)(c)
Merit Securities Corp., 11PA B3	2.429%	9/28/32	850,000	711,173	(a)(c)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	565,356	418,399	(c)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	293,678	296,391	(c)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	2,954,340	109,689	(c)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.972%	7/25/34	5,246,175	33,376	(c)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.213%	7/25/34	942,149	7,953	(c)
Regal Trust IV, 1999-1 A	2.454%	9/29/31	53,403	48,817	(a)(c)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	110,275	101,738
Sequoia Mortgage Trust, 2003-2 A2	1.113%	6/20/33	35,659	34,793	(c)
Sequoia Mortgage Trust, 2004-10 A1A	0.490%	11/20/34	24,265	23,856	(c)
Sequoia Mortgage Trust, 2004-11 A1	0.480%	12/20/34	37,457	35,905	(c)
Sequoia Mortgage Trust, 2004-12 A1	0.450%	1/20/35	305,745	276,259	(c)
Structured Asset Securities Corp., 1998-RF2 A	7.159%	7/15/27	309,273	311,558	(a)(c)
Structured Asset Securities Corp., 2002-9 A2	0.479%	10/25/27	657,894	651,258	(c)
Structured Asset Securities Corp., 2003-9A 2A2	2.393%	3/25/33	192,152	189,306	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.979%	9/25/33	170,818	156,660	(a)(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	10,803	10,770
Thornburg Mortgage Securities Trust, 2003-4 A1	0.819%	9/25/43	548,865	527,603	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.919%	9/25/44	613,004	587,430	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.098%	9/25/37	351,906	366,047	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.608%	5/25/44	498,722	459,091	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	349,651	307,295	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	1,454,424	1,334,543	(c)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	746,298	379,346
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.059%	9/25/36	1,176,060	706,757
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	5.059%	9/25/36	144,769	83,241
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	416,300	369,757	(c)
Washington Mutual Inc., 2005-AR8 2A1A	0.469%	7/25/45	346,772	319,428	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.553%	4/25/44	224,007	215,912	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	1,034,199	958,523	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.469%	10/25/45	285,742	260,995	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.093%	7/25/46	912,706	474,536	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	26,631	28,077

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $25,663,698)				29,844,371

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MORTGAGE-BACKED SECURITIES - 0.2%
FNMA - 0.2%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $307,451)	6.500%	8/25/44	300,779		$340,872

SENIOR LOANS - 1.2%
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.8%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	430,000		435,375	(i)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.680%	11/23/16	139,858		139,645	(i)
Las Vegas Sands LLC, Extended Term Loan B	2.680%	11/23/16	695,865		694,801	(i)

Total Hotels, Restaurants & Leisure					1,269,821

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	210,000		202,725	(i)

TOTAL CONSUMER DISCRETIONARY					1,472,546

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000		182,400	(i)

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	40,000		39,200	(i)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	330,000		341,137	(i)

TOTAL SENIOR LOANS (Cost - $1,973,038)					2,035,283

SOVEREIGN BONDS - 9.2%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,010,000		929,200

Brazil - 2.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	126,454
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	3,870,000	BRL	1,687,032
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	4,379,000	BRL	1,829,722

Total Brazil					3,643,208

Mexico - 3.4%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	969,224
Mexican Bonos, Bonds	6.500%	6/9/22	60,296,400	MXN	4,769,462
Mexican Bonos, Bonds	10.000%	12/5/24	2,750,000	MXN	276,318

Total Mexico					6,015,004

Peru - 0.3%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,300,000	PEN	540,347

Russia - 1.7%
Russian Federal Bond, Bonds	7.400%	6/14/17	91,290,000	RUB	2,885,081

Turkey - 0.4%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	210,000		218,190
Republic of Turkey, Senior Notes	6.250%	9/26/22	400,000		430,100

Total Turkey					648,290

Venezuela - 0.8%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,750,000		1,421,875

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	2,000	$1,580

Total Venezuela				1,423,455

TOTAL SOVEREIGN BONDS (Cost - $17,466,675)				16,084,585

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.4%
U.S. Government Obligations - 3.4%
U.S. Treasury Notes	0.250%	2/15/15	2,000,000	2,001,484
U.S. Treasury Notes	0.250%	2/28/15	4,000,000	4,002,656

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $6,001,391)				6,004,140

			SHARES
COMMON STOCKS - 0.8%
FINANCIALS - 0.7%
Diversified Financial Services - 0.7%
Citigroup Inc.			25,131	1,219,105

INDUSTRIALS - 0.1%
Building Products - 0.0%
Nortek Inc.			109	7,489	*

Marine - 0.1%
DeepOcean Group Holding AS			8,860	271,901	(f)(h)

TOTAL INDUSTRIALS				279,390

TOTAL COMMON STOCKS (Cost - $962,500)				1,498,495

PREFERRED STOCKS - 1.6%
FINANCIALS - 1.6%
Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		62,722	1,677,814	(c)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%		37,975	1,043,173	(c)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	34	*(e)

Total Diversified Financial Services				1,043,207

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	920	*(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	1,794	*

Total Thrifts & Mortgage Finance				2,714

TOTAL PREFERRED STOCKS (Cost - $2,679,927)				2,723,735

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $212,043,131)				225,291,621

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2013

			FACE AMOUNT†
SHORT-TERM INVESTMENTS - 10.3%
Repurchase Agreements - 10.3%
Barclays Capital Inc. repurchase agreement dated 9/30/13; Proceeds at maturity $17,038,009; (Fully collateralized by U.S. government obligations, 0.625% due 7/15/16; Market value $17,621,488)	0.020%	10/1/13	17,038,000	17,038,000
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $962,002; (Fully collateralized by U.S. government agency obligations, 4.375% due 10/15/15; Market value - $981,240)	0.090%	10/1/13	962,000	962,000

Repurchase Agreements - continued
TOTAL SHORT-TERM INVESTMENTS (Cost - $18,000,000)	$18,000,000

TOTAL INVESTMENTS - 139.5% (Cost - $230,043,131#)	243,291,621
Other Assets in Excess of Liabilities - 1.8%	3,051,222
Liquidation value of Preferred Shares - (41.3)%	(72,000,000)

TOTAL NET ASSETS - 100.0%	$174,342,843

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of September 30, 2013.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	The maturity principal is currently in default as of September 30, 2013.

(h)	Illiquid security.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$122,161,302	—	$122,161,302
Asset-backed securities	—	43,506,838	$1,092,000	44,598,838
Collateralized mortgage obligations	—	29,842,891	1,480	29,844,371
Mortgage-backed securities	—	340,872	—	340,872
Senior loans	—	2,035,283	—	2,035,283
Sovereign bonds	—	16,084,585	—	16,084,585
U.S. government & agency obligations	—	6,004,140	—	6,004,140
Common stocks	$1,226,594	—	271,901	1,498,495
Preferred stocks	2,723,701	34	—	2,723,735

Total long-term investments	$3,950,295	$219,975,945	$1,365,381	$225,291,621

Short-term investments†	—	18,000,000	—	18,000,000

Total investments	$3,950,295	$237,975,945	$1,365,381	$243,291,621

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$110,967	—	—	$110,967
Forward foreign currency contracts	—	$46,598	—	46,598

Total	$110,967	$46,598	—	$157,565

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase

Notes to Schedule of Investments (unaudited) (continued)

transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $46,598. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,142,241
Gross unrealized depreciation	(6,893,751)

Net unrealized appreciation	$13,248,490

At September 30, 2013, the Fund had the following open futures contracts:

	Number Of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	33	12/13	$4,059,924	$4,170,891	$(110,967)

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	$1,700,000	$14,110
Options closed	—	—
Options exercised	(1,700,000)	(14,110)
Options expired	—	—

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,435,407	11/15/13	$(46,598)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(110,967)	—	$(110,967)
Foreign Exchange Risk	—	$(46,598)	(46,598)

Total	$(110,967)	$(46,598)	$(157,565)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$5,077
Futures contracts (to sell)	417,089
Forward foreign currency contracts (to sell)	2,374,518

Average Notional Balance
Credit default swap contracts (to buy protection) †	$1,020,000

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer
Western Asset Premier Bond Fund

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer
Western Asset Premier Bond Fund

Date:	November 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Western Asset Premier Bond Fund

Date:	November 25, 2013